As filed with the Securities and Exchange Commission on April 28, 2011

Registration Nos.	333-149362
811-04328

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 3	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]

Amendment No. 13	[X]

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

110 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
110 Wall Street
New York, New York 10005
(Name and Address of Agent For Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Attn: Diane Ambler, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2011 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_]	On (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

ISP CHOICE A Level Premium Variable Life Insurance Policy with four premium payment period options ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life

Offered By First Investors Life Insurance Company Through First Investors Life Separate Account B.

110 Wall Street, New York, New York 10005 / (800) 832-7783

This prospectus describes an individual Level Premium Variable Life Insurance Policy (the “Policy”) that is offered by First Investors Life Insurance Company ("First Investors Life", "we", "us" or "our") through First Investors Life Separate Account B (“Separate Account B”). The Policy offers four different premium payment period choices – a 10-year option (“ISP Choice 10” or “ISPC-10”), a 20-year option (“ISP Choice 20” or “ISPC-20”), an option to pay until age 65 (“ISP Choice-65” or “ISPC-65”), and an option to pay until age 100 (“ISP Choice-Whole Life” or “ISPC-WL”).

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying or taking action under a policy. This prospectus is valid only when attached to the current prospectus for the First Investors Life Series Funds (“Life Series Funds”).

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds of the Life Series Funds (“Funds”). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this prospectus is May 1, 2011.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	2
Policy Benefits	2
Policy Risks	3
Risks of the Life Series Funds	3
FEE TABLES	4
DESCRIPTION OF THE POLICY	9
Who We Are and How to Contact Us	9
How the Policy Works	11
Policy Application Process	11
Premiums	11
Allocation of Net Premiums to Investment Options	13
The Death Benefit	15
Cash Value	17
Settlement Options	20
Optional Insurance Riders	20
Other Provisions	21
Fees, Charges and Expenses	24
FEDERAL TAX INFORMATION	27
OTHER INFORMATION	31
Voting Rights	31
Reports	31
Financial Statements	31

SUMMARY OF BENEFITS AND RISKS OF THE POLICY

POLICY BENEFITS
The Policy allows you to select the amount of life insurance that you want or the amount of premium that you will pay each year, and to select one of four premium payment period options. In the case of ISP CHOICE-10 you pay premiums for 10 years, in the case of ISP CHOICE-20 you pay premiums for 20 years, in the case of ISP CHOICE-65 you pay premiums until you reach age 65 and in the case of ISP CHOICE-Whole Life you pay premiums until you reach age 100.

Once you make your selections and the Policy is issued, your premium and payment premium period cannot be changed by you or us. Nor can we increase your premium or the number of years you must pay. The net amount of each premium remaining after deduction of Policy charges is invested in our Fixed Account and/or one or more investment Subaccounts in accordance with your instructions. You may not invest more than 50% of your premiums in the Fixed Account.

The Policy is designed to provide you with permanent life insurance protection as long as you pay your premiums for the premium payment period. Once you have finished paying the premium for the period selected, the Policy remains in force for the life of the Insured unless you choose to surrender your Policy, or you borrow against it to the extent that it lapses. Your choice of the payment period depends on how much life insurance coverage that you want or need. In general, the longer that you pay your premiums, the greater the life insurance coverage you will obtain per premium dollar. Thus, you will obtain the most initial coverage by purchasing ISPC-WL and the least initial coverage by purchasing ISPC-10.

Upon the death of the Insured, the Policy’s death benefit will be paid to the named Beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed insurance amount (known as the “Face Amount”) based upon the investment experience of the Subaccounts you select and the credited interest in the Fixed Account if chosen. However, the death benefit is guaranteed never to be less than the Policy’s Face Amount (reduced by any outstanding Policy loans, accrued interest, partial surrenders and due and unpaid premiums).

The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in our sole discretion we may declare. Your Cash Value and Variable Insurance Amount will fluctuate based on a number of factors including the performance of the Subaccounts you select and the proportion of your Cash Value which you allocate to the Fixed Account.

You may change your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Cash Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Cash Value,

Automated Subaccount Reallocations, or Systematic Transfers. Allocations of Cash Values (i.e., “transfers”) are subject to certain conditions and restrictions described elsewhere in this prospectus.

You may borrow up to 75% of the Policy Loan Value during the first three Policy Years and up to 90% of the Loan Value thereafter, if you assign your Policy to us as sole security. While a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Cash Value less any outstanding loans, accrued interest and due and unpaid premium. A surrender is a taxable event. You may surrender a portion of the Policy’s Cash Value on any Policy anniversary provided you meet our requirements. Partial surrenders may have adverse tax consequences.

Subject to availability in your state, we offer optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and your premium will be adjusted accordingly. Premiums for certain optional riders are not necessarily level for the term of the rider. See “Optional Insurance Riders” for further details.

POLICY RISKS
Because of the insurance costs, the Policy is not suitable for you unless you need life insurance. If you have no need for life insurance, you should consider a different type of investment.

The Policy involves a long-term commitment on your part, and you should have the intention and financial ability to make the required premium payments. It is not suitable as a short-term savings vehicle.

The Policy is different from fixed-benefit life insurance because you bear the investment risks. The death benefit and Cash Value will increase or decrease as a result of the investment experience of the Subaccounts you select. However, the guaranteed insurance amount is never reduced based on negative performance of the Subaccounts. We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because you may allocate no more than 50% of your premiums to the Fixed Account, investing in the Fixed Account does not eliminate investment risks.

If you take a partial surrender from your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change to the Policy after it is issued, this may convert the Policy into a modified endowment contract (MEC). This can have adverse tax consequences to you.

If you decide to take Policy Loans, they may reduce the death benefit and Cash Value of your Policy whether or not you repay the loans because loans may undermine the growth potential of your Policy. While a Policy loan is generally non taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC.  A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors.  In such case, the entire amount of the loan is immediately taxable to the extent it exceeds your cost basis in the Policy.

Your Policy may lapse if you fail to pay your premiums or your loans exceed the Surrender Value. However, if you do not elect one of the insurance Settlement Options, we will automatically purchase continued insurance with the Policy’s Cash Value. This may delay but not avoid the lapse of your Policy.

RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts you select. The investment objectives, primary investment strategies, and primary risks of the Funds are described in the attached Life Series Funds prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The cost of insurance charges and optional rider premiums shown may not be representative of what you will pay because these charges are based on the Insured’s age, sex and underwriting class. Your Policy will be accompanied by an illustration based on your actual annual premium and guaranteed insurance amount as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders selected.

The table below describes the transaction fees and expenses that you will pay for the years you pay premiums, depending upon which premium payment period is chosen. The minimum charge indicated is based on the lowest rate for our representative non-tobacco underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our non-standard underwriting class (unless otherwise specified) up to our maximum issue age for this class. The standard charge indicated is based upon our representative Insured, a male age 35 in our standard non-tobacco underwriting class at the time the Policy is issued.

Transaction Fees and Other Charges and Expenses
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Percentage Charge Imposed on Premiums (the Load) Percentage of Premium less Policy Charge	Upon each premium payment	Year(s)	ISPC-10	ISPC-20	ISPC-65	ISPC-WL
		1	33.5%	33.5%	33.5%	33.5%
		2 to 5	11.5%	11.5%	11.5%	10.5%
		6 and beyond(2)	8.5%	8.5%	8.5%	7.5%
Maximum Deferred Sales Charge	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees(3) (Limit of 6 transfers per Policy Year)	On 5th and 6th transfer	$10
Maximum First Year Charge	Upon payment of first year premium	$5 per $1,000 of Face Amount
Maximum Policy Charge	Upon each premium payment	ISPC-10	ISPC-20	ISPC-65	ISPC-WL
		$85	$85	$85	$65
Premium Payment Mode(4)	Upon each premium payment	Annual: 0% increase in premium Semi-annual: 2% increase in premium Quarterly: 4% increase in premium Monthly: 5.96% increase in premium
Optional Rider Premiums			ISPC-10	ISPC-20	ISPC-65	ISPC-WL
		As % of Total Premium
Waiver of Premium	Upon each premium payment	Minimum	0.09%	0.13%	0.64%	0.87%
		Maximum	3.11%	4.93%	1.81%	5.46%
		Standard case(6)	0.23%	0.49%	1.08%	1.68%
		Per $1,000 Face Amount of Rider
Accidental Death(5)	Upon each premium payment	Minimum	$1.50	$1.50	$1.00	$1.00
		Maximum	$2.00	$1.75	$1.50	$1.50
		Standard case(6)	$1.75	$1.50	$1.25	$1.00
		Per $1,000 Face Amount of Rider
Children’s Term Life Insurance Rider	Upon each premium payment	Minimum	N/A	$5.25	$5.25	$5.25
		Maximum	N/A	$5.25	$5.25	$5.25
		Per $1,000 Face Amount of Rider
Spouse’s Term Life Insurance Rider	Upon each premium payment	Minimum	N/A	$0.62	$0.62	$0.62
		Maximum	N/A	$15.70	$10.25	$15.70
		Per $1,000 Face Amount of Rider
10 Year Level Term Insurance Rider	Upon each premium payment	Minimum	$0.67	$0.67	$0.67	$0.67
		Maximum	$43.47	$43.47	$25.87	$43.47
		Standard case(6)	$2.70	$2.70	$2.70	$2.70
		Per $1,000 Face Amount of Rider
20 Year Level Term Insurance Rider	Upon each premium payment	Minimum	N/A	$0.66	$0.66	$0.66
		Maximum	N/A	$67.24	$17.44	$67.24

Standard case(6)	N/A	$2.82	$2.82	$2.82

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If you pay your premium on an installment basis over the course of a Policy Year, the charges, which are premium-based, will be prorated over those payments.

(2) The Policy allows you to select the period of time over which you will pay premiums. The transaction fees and other charges and expenses shown in the table apply to all premium payment periods unless specifically noted. There are four premium payment period options available. In the case of ISP CHOICE-10 you pay premiums for 10 years, in the case of ISP CHOICE-20 you pay premiums for 20 years, in the case of ISP CHOICE-65 you pay premiums until you reach age 65 and in the case of ISP CHOICE-Whole Life you pay premiums until you reach age 100.

(3) We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account.

(4) The amount of the added premium is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification. The premiums disclosed may not be representative of the premium you will actually pay. You may obtain more information about the premiums you will incur by contacting your representative.

(5) The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all companies.

(6) Our representative Insured is a male, age 35 at the time the Policy is issued, and is in our standard non-tobacco underwriting class. The guaranteed maximum premiums are shown.

The next table describes the fees and expenses that we may deduct from your Cash Value periodically over the life of the Policy(ies). These fees and expenses do not include operating fees and expenses of the Funds.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(1)	Last Day of Policy Year and/or upon surrender(2)		ISPC-10	ISPC-20	ISPC-65	ISPC-WL
		Minimum(3)	$0.18 per $1,000 of net amount at risk (NAR)		$0.43 per $1,000 NAR
		Maximum(3)	$1,000 per $1,000 NAR		$1,000 per $1,000 NAR	$1,000 per $1,000 NAR
		Representative Case(4)	$1.12 per $1,000 NAR	$1.12 per $1,000 NAR	$1.12 per $1,000 NAR	$1.12 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective annual rate of 0.50% of your Subaccount asset value
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income Tax Charge(6)	Not charged	None deducted

(1) Your cost of insurance charges will be determined by the insurance rates applicable to your Policy based upon the Insured’s age, sex, smoker or non-smoker as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges you will actually pay. You may obtain more information about the charges you will incur by contacting your representative. The NAR under a Policy is equal to the Policy's guaranteed insurance amount, plus the variable insurance amount, minus the Cash Value. The NAR may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

(2) If the total benefit base at the end of the first Policy year is less than the cost of insurance due, the balance will be reflected in the cost of insurance charged on the last day of the following Policy year.

(3) The minimum charge reflects the annual cost of insurance rate per $1000 of NAR for a female, age 5 for ISPC-10 and ISPC-20 and a female, nonsmoker, age 18 for ISPC-65 and ISPC-WL. The maximum charge reflects the annual cost of insurance rate per $1000 of NAR for all rating classifications at age 120.

The maximum first year cost of insurance charge based on the maximum issue age for the Policy is equal to $17.41 per $1000 of NAR for ISPC-10 and ISPC-20, $10.10 per $1000 of NAR for ISPC-65 and $17.41 per $1000 of NAR for ISPC-WL.

(4) The representative case is based on our representative Insured. This is a male, age 35 at the time the Policy is issued and is in our standard non-tobacco underwriting class. There is no difference in the cost of insurance between the standard and non-standard class. The charge indicated is the maximum rate we can deduct for the first year cost of insurance charge.

(5) Because we transfer from the Separate Account to our General Account an amount equal to the amount of the loan, while the loan is unpaid, we credit you into your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to you is 2%.

(6) We reserve the right to impose this charge if we incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that you will indirectly pay during the time that you own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2010. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Funds.

Total Annual Operating Fund Expenses (expenses that are deducted from Fund assets, including management fees and other expenses)
	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.83%	1.04%

DESCRIPTION OF THE POLICY

WHO WE ARE AND HOW TO CONTACT US
First Investors Life Insurance Company (“First Investors Life”, “we” and “our”), with its home office located at 110 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We issue life insurance policies and annuity contracts.

For information or service concerning a Policy, you can contact us in writing at our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837. You can call us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax us at 732-510-4209. You can also contact us through our website at www.firstinvestors.com.

You should send any payments, notices, elections, or requests, as well as any other documentation that we require for any purpose in connection with your Policy to our Administrative Office. No such payment, notice, election or request will be treated as having been “received” by us until we have actually received it, as well as any related forms and items that we require, all in complete and good order (i.e., in form and substance acceptable to us) at our Administrative Office. We will notify you and provide you with an address if we designate another office for receipt of information, payments and documents.

Separate Account B
We issue the Policies described in this prospectus through our Separate Account B. We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in our general account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets we derive from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) allocated to Separate Account B are credited to or charged against Separate Account B without regard to our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, we own the shares of the underlying Funds, not you.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies.

The Fixed Account
The Fixed Account is not part of Separate Account B. It is part of our General Account. The General Account consists of all assets owned by us, other than those in Separate Account B or in any other legally segregated separate accounts. The assets of the General Account are subject to the claims of our general creditors and can be invested as we choose, subject to certain legal requirements. We guarantee that any assets that you choose to allocate to the Fixed Account will earn interest at an effective annual rate of at least 4.00%.

We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that we declare excess interest, we are not required to guarantee that it will remain in effect for any specific period of time. Therefore, we may reduce or eliminate such excess interest at any time without prior notice to you. However any excess interest already credited to your account is non-forfeitable. You do not share in any gains or losses that we experience in the Fixed Account or our General Account. We bear the entire risk that the investments in our General Account may not achieve the minimum guaranteed or declared rates of return.

The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the Investment Company Act of 1940. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account assets.

Life Series Funds
Each of the subaccounts available under the Policy invests in a corresponding Fund of the Life Series Funds. Each Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of 11 separate Funds, 10 (ten) of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by First Investors Life. The Funds reserves the right to offer shares to other separate accounts or directly to us.

Our affiliate, First Investors Management Company, Inc. (“FIMCO”) is the investment adviser of the Life Series Funds. FIMCO is a New York corporation located at 110 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207 to serve as the subadviser of the Discovery Fund, Vontobel Asset Management Inc., 1540 Broadway, New York, NY 10036 to serve as the subadviser of the International Fund and Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to

serve as subadviser for the High Yield Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds you select. The degree of investment risk you assume will depend on the Subaccounts you select. You should consider your allocations carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Funds prospectus.

Fund	Investment Objective
Blue Chip Fund	High total investment return.
Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Discovery Fund	Long-term growth of capital.
Government Fund	A significant level of current income, which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
High Yield Fund	High current income.
International Fund	Long-term growth of capital.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Select Growth Fund	Long-term growth of capital.
Value Fund	Total return.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of your death benefit, Cash Value and loan value (the amount you can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) you select. You bear the entire investment risk with respect to a Policy's Cash Value, which is allocated to the Separate Account B Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Cash Value, which is allocated to the Fixed Account. We also guarantee that the death benefit will never be less than the Face Amount (adjusted for Policy loans, accrued loan interest and any partial surrenders), if you pay all of your premiums.

The following discussion describes how the Policy works. It generally assumes that premiums have been duly paid and there have been no Policy Loans. The death benefit and Cash Value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS
To purchase a Policy, you must submit a completed life insurance application to us and provide us with evidence of insurability that is satisfactory to us. Before issuing a Policy, we conduct underwriting to determine the proposed Insured's insurability. If your application is accepted, we will credit your Policy with the initial net premium on the date that the Policy is issued. Until such time, your initial premium is held in the General Account. If a Policy is not issued, we will return your premium without interest. We reserve the right to reject any application for any reason, including but not limited to failure to meet our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS
Premium Payment Period Choice
The Policy premiums are "level" because you pay the same amount each year for the premium payment period. The premium payment period is 10 years for ISPC-10, 20 years for ISPC-20, through your attained age 64 for ISPC-65 and through your attained age 99 for ISPC-Whole Life. Once you select your premium payment period (i.e., the number of years that premiums must be paid), the period is fixed. It cannot be changed by you or us. Nor can the amount of the premium be changed (except as noted below under “The Frequency of Your Payments” and “Optional Insurance Riders”). After you have made the scheduled payments for the premium payment period, the Policy will stay in force for the life of the Insured unless you decide to surrender it or you borrow against it to the extent that it lapses.

In determining which payment period option to select, 10 years, 20 years, until 65, or Whole Life, you should consider a number of factors, including the amount of coverage that you want. For any single insured, the amount of coverage available will increase with the length of the payment period. For example, an ISPC-Whole Life Policy will produce a larger guaranteed minimum death benefit per dollar of premium than an ISPC-10 Policy. Of course, the payment period is longer.

The following example demonstrates premium amount and amount of insurance for the four payment options where the Insured is a standard issue, 35 year old non-smoking male.

Male – Standard Issue Non-smoker Age 35	ISP CHOICE-10	ISP CHOICE-20	ISP CHOICE-65	ISP CHOICE-WL
$50,000 Face Amount will cost	$1,540.50 Annual Premium	$944.50 Annual Premium	$766.50 Annual Premium	$632.00 Annual Premium
$1,000 Annual Premium will buy	$31,929 Face Amount	$53,229 Face Amount	$67,132 Face Amount	$82,452 Face Amount

The Amount of Your Premiums
The premium you pay is determined by the premium payment period you choose (ISPC-10, ISPC-20, ISPC-65, or ISPC-Whole Life), the amount of guaranteed insurance, the underwriting classification of the Insured, the frequency of the premium payments. We cannot increase this premium amount. However, there is an additional premium charge if you ask us to accept your premiums on other than an annual basis.

For ISPC-10, there is a $600 minimum annual premium payment requirement for all issue ages (which does not include additional premiums for any riders that you may select). For ISPC-20, ISPC-65 and ISPC-Whole Life, there is a $25,000 minimum Face Amount requirement. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency of Your Payments
You pay premiums under a Policy for the premium payment period. Premium payments are due on or before the due dates at our Administrative Office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you have selected.

You may choose to pay your premiums on a semi-annual, quarterly or monthly basis. If you do so, you will be subject to an additional charge. As a result, your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the entire amount the premium increases.

You may only pay premiums monthly if you authorize us to electronically deduct premiums from your bank account (“Lifeline”). We are not liable for any bank charges you may incur if you fail to maintain a sufficient balance in your bank account to pay the premiums. To change the frequency of your premium payment, you must notify us prior to your next premium due date, which coincides with the new frequency premium due date. We will then recompute your premium amount and bill you accordingly.

AUTOMATIC PREMIUM LOANS TO PAY
Premiums
You may elect in the application or in a written request to our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if your premium is not in default and the resulting Policy Loan and loan interest to the next premium due date does not exceed the maximum loan value of your Policy (see "Policy Loans"). If you do not resume paying premiums, the loans will continue to be used to pay your premiums as they become due. This could eventually cause your Policy to lapse, which could have adverse tax and other consequences. You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when we receive it at our Administrative Office.

Allocation of Net Premiums to Investment Options
When you purchase a Policy, you select the percentage allocation of your premium to the Subaccounts of Separate Account B and/or the Fixed Account.

Your allocations are subject to the following constraints:

1. Allocation percentages must be in whole numbers;

2. Allocation percentages must add to 100%; and

3. The allocation percentage for the Fixed Account may not exceed 50%.

On the Policy’s issue date, the proportion of the initial net premium you designated for the Fixed Account will be allocated to the Fixed Account. The remainder of the initial net premium you designated for the Subaccounts will be allocated to the Cash Management Subaccount for a period of 20 days. On the 21st day, the Benefit Base in the Cash Management Subaccount will be reallocated to the Subaccounts you designated on the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. Subsequent premiums will be allocated according to your allocation percentages on file, unless you request a change in your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.

The net premium is credited to your Policy on the Policy's issue date and on each premium due date thereafter, whether or not you have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

Reallocating Your Policy Assets
Subject to the restrictions discussed below, you may change the allocation of your Net Benefit Base among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Net Benefit Base by written Notice, participation in our Systematic Transfer Option or participation in our Automated Subaccount Reallocation option. We will only accept transfer requests that are in writing and delivered by mail or hand (i.e. we will not accept telephone, facsimiled or e-mail instructions). Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Net Benefit Base
You may transfer all or a portion of the Net Benefit Base between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing us with written Notice. The “Net Benefit Base” is the value of the Subaccounts plus the Fixed Account. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Net Benefit Base either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%.

We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account. A transfer of Net Benefit Base made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day we receive them, as described in “Policy Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.

Systematic Transfer Option
You may request that a specified dollar amount be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date we receive your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Such termination as to one originating Account will not have the effect of increasing any amounts thereafter transferred from other originating Accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Net Benefit Base” above. However, we reserve the right to impose a charge in the future for this option. The Systematic Transfer Option terminates if and when the Benefit Base remaining in all of the originating accounts is depleted. We may terminate this option or modify our rules governing this option at our discretion by giving you 31 days written notice.

Automated Subaccount Reallocation Option
If you request, we will automatically reallocate the Subaccount Benefit Bases at quarterly intervals according to the most recent Premium Allocation on file with us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which we receive your request.

Upon reallocation, the amount of Net Benefit Base allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) Is equal to:

1. The allocation percentage you have specified for that Subaccount; divided by

2.The sum of the allocation percentages for all such Subaccounts; and,

(b) Is equal to the sum of the Benefit Bases in all of the Subaccounts at the time of the reallocation.

Any requested changes in your Premium Allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Benefit Bases among the Subaccounts. It will not affect the Fixed Account Benefit Base. Reallocation transfers of Benefit Base made under this option are not subject to the minimum transfer amount described under “Transfer of Net Benefit Base”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, we reserve the right to impose a charge for this option in the future.

A transfer of Benefit Base made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing us with Notice. We may terminate or modify our rules governing this option by giving you 31 days written notice.

Our Policies on Frequent Reallocations Among Subaccounts
The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six per Policy Year (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing. We will not accept transaction requests by any electronic means including, but not limited to, telephonic, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

The Risks to Policyowners of Frequent Reallocations
To the extent that our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

The Death Benefit
The death benefit is the amount we pay to the named Beneficiary at the death of the Insured. It is the sum of the guaranteed insurance amount plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts selected and the amount credited to our Fixed Account. We increase the death benefit to reflect (1) any insurance on the life of the Insured added by rider and (2) any premium paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders. The death benefit is reduced pro rata for partial surrenders, as discussed later.

Generally, we pay the death benefit within seven days after we receive all claim requirements in a form satisfactory to us at our Administrative Office. If no settlement option is elected, we pay interest on death benefit proceeds from the date of death until we pay the death benefit.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. Thereafter, if the Policyowner did not make an election, the Beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at our Administrative Office in a form acceptable to us.

The Guaranteed Insurance Amount
(Face Amount)
We guarantee that the death benefit on your Policy will never be less than the Policy's Face Amount, which is the guaranteed insurance amount (reduced for loans and partial surrenders). During the first Policy Year, the death benefit is equal to the guaranteed insurance amount. Thereafter, we determine the death benefit on each Policy anniversary for the next Policy Year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy Year.

We allocate assets to our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount
The Variable Insurance Amount is based upon the investment results of the Subaccounts that you have selected and the interest credited to the Fixed and Loan Accounts, if selected or applicable. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy Year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your variable insurance amount by comparing the net investment return of your Subaccounts plus the interest credited to the Fixed and Loan Accounts with an assumed investment return of 4% which we call “the Assumed Interest Rate.” The “net investment return” of your Subaccounts is the gross rate of return on the underlying investments less Fund expenses and mortality and expense risk charges.

Your Variable Insurance Amount does not change if the actual net investment return on all of your Subaccounts is exactly equal to the Assumed Interest Rate. Your Variable Insurance Amount increases if the actual net investment return is greater than the Assumed Interest Rate and decreases if the net actual investment return is less than the Assumed Interest Rate.

The amount by which your Variable Insurance Amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy Year by the applicable net single premium rate that is specified in your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in your subaccounts, Fixed Account and loan account) less the Assumed Benefit Base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by interest at the Assumed Interest Rate to the end of the Policy Year).

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 through 120. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of Excess Investment Return. Net single premiums also vary by the sex and underwriting classification (tobacco or non-tobacco) of the Insured.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy Years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts selected. If the variable insurance amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

The following example illustrates how the variable insurance amount is calculated. For this example, we use ISP CHOICE-10 for a male non-tobacco issue age 35, a face amount of $41,223, annual gross premium of $1,285 and we assume a constant 10% hypothetical gross annual investment return on the underlying Fund investments. This corresponds to a constant hypothetical net investment return of 8.4123% after deducting assumed Fund expenses of .95% and the applicable mortality and expense risk charges. The investment base is the amount invested in the Subaccounts under your Policy. The calculations are for Policy Years 5 and 10:

Calculation of Change in Variable Insurance Amount – ISP CHOICE-10
	End of Policy Year
	5	10
(1) Face Amount Plus Variable Insurance Amount (End of Prior Year) (to the nearest dollar)	$42,957	$50,070
(2) Cash Value at End of Prior Year	$4,350.47	$13,137.40
(3) Net Premium	$1,062.00	$1,098.00
(4) Total Benefit Base at Beginning of Current Policy Year: (2) + (3)	$5,412.47	$14,235.40
(5) Total Benefit Base at End of Current Policy Year = (4) + 0.084123 x (4)	$5,867.78	$15,432.92
(6) Assumed Benefit Base at End of Current Policy Year = (4) + .04 x (4)	$5,628.97	$14,804.82
(7) Excess Investment Return: (5) – (6)	$238.81	$628.10
(8) Net Single Premium at End of Current Year	0.24780	0.29414
(9) Change in Variable Insurance Amount (to nearest dollar): (7) ÷ (8)	$964.	$2,135

(10) Face Amount Plus Variable Insurance Amount (End of Current Year) (to the nearest dollar)	$43,921	$52,205

If the hypothetical gross annual investment return in the year illustrated had been 0% (corresponding to a net investment return of approximately -1.4438%), the results in the calculation above would have been as follows: the Face Amount Plus Variable Insurance Amount would have decreased by $1,189 for Policy Year 5 and by $2,635 for Policy Year 10, and the Face Amount Plus Variable Insurance Amount for the end of Policy Year 5 would have been $41,768 and for the end of Policy Year 10 would have been $47,435.

CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed Cash Value. The Cash Value varies daily and on any day within the Policy Year equals the Cash Value as of the end of the prior Policy Year, plus the net premiums that you have paid since that date, plus the actual net investment return of the Subaccounts you have selected, plus the interest credited on the Fixed Account if selected, plus the interest credited to the Loan Account if you have any outstanding loans, adjusted for the cost of insurance protection and surrenders. Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the Cash Value of a Policy at the end of any year is calculated. For this example, we use a male non-tobacco issue age 35, and we assume a $41,223 Face Amount, annual gross premium of $1,285 and constant 10% hypothetical gross annual investment return. (This corresponds to a constant hypothetical net investment return of approximately 8.4123% after deducting assumed Fund expenses of .95% and mortality and expense risk charges.) In this case, the Cash Value we show for the end of Policy Year 4 increases to the amount we show for the end of Policy Year 5 for the Policy, as follows:

Calculation of Cash Value
ISPC-10
(1) Cash Value at End of Policy Year 4	$4,350.47
(2) Net Premium Paid By You	$1,062
(3) Total Benefit Base at Beginning of Current Policy Year 5: (1) + (2)	$5,412.47
(4) Actual Rate of Return	.084123
(5) Investment Return: (3) x (4)	$455.31
(6) Total Benefit Base at End of Policy Year 5: (3) + (5)	$5,867.78
(7) Net Cost of Insurance Protection During Policy Year 5	$53.92
(8) Cash Value at End of Policy Year 5: (6) – (7)	$5,813.86

If the hypothetical gross annual investment return at the end of Policy Year 5 had been 0%, the Cash Value would be $5,280.40.

The Policy offers the possibility of increased Cash Value due to good investment performance and decreased Cash Value due to poor investment performance. You bear all of the investment risks.

Cost of Insurance Protection
Your Cash Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk. In all cases, we base the cost of insurance protection on the net amount at risk (NAR) (the Policy's guaranteed insurance amount, plus the variable insurance amount, minus the Cash Value) and the person's sex and attained age. (See “Periodic Charges Deducted from the Subaccount Value – Cost of Insurance Protection.”)

Policy Surrenders
You may fully surrender the Policy for its Cash Value less any outstanding Policy Loans and loan interest (“surrender value”) at any time while the Insured is living. The amount payable will be the Cash Value that we next compute after we receive the surrender request at our Administrative Office. A full surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

You may partially surrender your Policy on any Policy anniversary. We permit a partial surrender only if you (1) have no outstanding Policy Loan and (2) have paid the premium due on that Policy anniversary. In addition, your premiums and/or Face Amount after the partial surrender must still meet the Policy’s minimum requirements. A partial surrender will be effective only if we receive all requirements for a partial surrender at our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When you make a partial surrender, the guaranteed insurance amount, death benefit, and Cash Value for the Policy will be reduced proportionally. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to you as a partial surrender. We will allocate the Cash Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Cash Value of the original Policy. We will usually pay the surrender value within seven days if we have received all necessary forms. However, we may delay payment for the following reasons:

■           A recent payment that you made by check has not yet cleared the bank,

■           We are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

■           For such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if we delay payment of the surrender value beyond 30 days from the effective date of the surrender.

While we do not assess a charge for full or partial surrenders, you should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may have adverse tax consequences, see "Tax Information". We may deduct withholding taxes from the surrender value.

Policy Loans
You may borrow up to 75% of the Loan Value during the first three Policy Years and 90% of the Loan Value after the first three Policy Years, if you assign your Policy to us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if we approve the loan, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or you use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When you take a loan, we transfer a portion of the Cash Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that you have selected to our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account if applicable in the proportion, which the value of each Subaccount and/or the Fixed Account bears to the net investment base of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due but does reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the Cash Value, whether or not you repay the loan in whole or in part. This occurs because we credit the amount in the Loan Account at the assumed interest rate of 4%, in accordance with the tabular Cash Value calculations that we have filed with the state insurance departments. Thus, if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the Cash Value if the actual net investment returns of the Subaccounts you have selected exceed the assumed interest rate of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If you do not pay the loan and interest when it is due on each Policy anniversary, we will increase your loan by the amount of any unpaid interest, and we will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the Cash Value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy will terminate 31 days after we mail such notice. A termination of the Policy may be a taxable event. The Policy does not terminate if you make the required repayment within that 31-day period.

While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds your cost basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS
You or your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with us to accumulate, with interest payable at a rate of 2½% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive.

OPTIONAL INSURANCE RIDERS
Currently, the following riders may be included in a Policy at issue but not added thereafter, in states where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from your representative.

Accidental Death Benefit
You may elect to obtain an accidental death benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's accidental death benefit coverage in all companies.

Waiver of Premium
You can choose to obtain a waiver of premium rider where the Insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability (as defined in the rider) of the Insured, which continues for at least six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Insured reaches age 60.

Children’s Term Life Insurance Rider
(Not available on ISPC-10, Limited availability on ISPC-20)
You may purchase life insurance on children who are qualified under the terms of the Rider. The Children’s Term Insurance Rider allows you to purchase between $5,000 and $15,000 of coverage on qualified children. The premium is the same regardless of number of children covered. Children born, adopted, or who become a stepchild after the Issue Date of the Policy are automatically insured as long as they are qualified under the terms of the Rider. The Rider coverage is convertible, without evidence of insurability to an individual policy in the name of the Insured Child at the earlier of when they reach 25 years of age or the Insured attains age 65. If the Insured dies during the premium payment period, the Insured Child’s coverage continues as paid up term insurance.

Spouse’s Term Life Insurance Rider
(Not available on ISPC-10)
You may purchase term life insurance on your spouse in the form of a Rider to the Policy. The Spouse Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. The spouse to be insured may not be 10 years older or younger than the Insured individual under the Policy. The Rider coverage is convertible without evidence of insurability at attained age within 60 days prior to either a premium increase, the expiration of coverage under the Rider or when the Insured attains age 65. Premiums for this rider are level for an initial 20-year period then increase for subsequent level 20-year periods or to the termination date of the rider if earlier.

Level Term Insurance Rider
You may elect to obtain term insurance protection in addition to the death benefit provided by the Policy. The additional coverage is purchased in the form of a Rider to the Policy. The Rider is available for a 10-year coverage period or a 20-year coverage period. The 10-year rider can be added to any of the ISP Choice options. The 20-year rider is available on any ISP Choice option with a premium payment period of 20 years or more. The rider may be added in an amount up to 5 times the Face Amount of the ISP Choice policy subject to a $25,000 minimum amount. The Rider coverage is convertible, without evidence of insurability to a new permanent plan of insurance. The amount of insurance under the new policy may be any amount up to the face amount of the Rider. The conversion may occur at any time during the premium payment period, but not later than the Policy Anniversary when the Insured reaches age 65.

The guaranteed maximum premiums for this rider are level throughout the coverage period. We currently charge premiums less than the guaranteed maximum premiums.

We reserve the right to change current premiums for this rider but any change will be on a uniform basis by premium class and based upon future investment earnings, mortality, persistency and expenses. We cannot change current premiums on account of a deterioration of the Insured’s health or a change in occupation.

OTHER PROVISIONS
Age and Sex
If you have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment
You may assign the benefits under a Policy to someone else. However, the assignment is not binding on us, unless it is in writing and received at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary
This is the person(s) you designate in the application to receive death benefits under the Policy upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with our Administrative Office in a form acceptable to us.

Right to Examine
You have a period of time to review your Policy and cancel it for a refund of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of your Policy. At a minimum you can cancel your Policy within 10 days after receipt. You must return your Policy along with a written request for cancellation.

Default and Options on Default
A Policy is in default if you do not pay any premium (after the first premium) when it is due. There is a grace period of 31 days during which the Policy continues in force. If the Insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If you have elected the automatic premium loan provision, and you do not pay a premium within the grace period, the premium will automatically be borrowed from the Cash Value of the Policy. If you do not resume paying premiums, this process will continue until the Cash Value in your Policy is exhausted. This will result in a termination of your Policy or conversion of the remaining Cash Value into a continued insurance option. The total amount of all loans then outstanding will be considered a taxable distribution to the extent you have any gains in your Policy.

If you have not elected the automatic premium loan provision and you do not surrender a Policy within 60 days after the date of default, we apply the Policy’s Cash Value minus any loan and interest to purchase continued insurance. If the Insured is rated as standard class, you automatically have the extended term insurance option if you make no other choice.

If we rated the Policy for extra mortality risks, you automatically receive the reduced paid- up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

The reduced paid-up whole life insurance option provides a guaranteed level amount of paid-up whole life insurance. The guaranteed amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective. The cash value of the reduced paid-up whole life insurance is entirely invested in the fixed account and cannot be transferred or reallocated to any of the subaccounts. Any excess interest declared by the company on the fixed account will purchase additional paid-up whole life insurance in the manner previously described under Variable Insurance Amount.

You may Surrender a Policy continued under either option for its cash value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

Right to Exchange Options
The exchange options allow you to exchange this Policy for a permanent fixed benefit life insurance policy.

Exchange Option 1
Within the first 18 months after the Policy's issue date, if you have duly paid all premiums, you may exchange this Policy for a permanent fixed life insurance policy that we issue on the Insured’s life.

You do not need to provide evidence of insurability to exercise this option. The new policy will have a level face amount equal to the face amount of this Policy. The new Policy will have the same issue date, issue age and premium class as this Policy and the same optional insurance riders if such riders are available. We base premiums for the new policy on the premium rates for the new policy that were in effect on this Policy’s issue date.

In some cases, we may adjust the Cash Value on exchange. The adjustment equals the Policy’s surrender value minus the new policy’s tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Administrative Office.

Exchange Option 2
If any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions, you may exchange this Policy for a permanent fixed benefit life insurance policy that we issue on the Insured’s life. We will notify you if there is any such change. You will be able to exchange this Policy within 60 days after our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.

The new policy will be issued at your attained age at the time of the exchange on a substantially comparable General Account plan of insurance. The face amount of the new policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:

1. The Cash Value of this policy on the date of exchange if you elect to surrender this policy; or

2. The death benefit payable under the Paid-Up Insurance Surrender Value Option if you choose to elect that option.

Grace Period
With the exception of the first premium, we allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless you surrender it.

Incontestability
Except for fraud or nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy
We have the right to change the terms of the Policy without your consent where necessary to comply with applicable law. We may, at our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts. We may at our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.

State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for your state. Your Policy, as a result, may differ from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.

We offer the Policy in most states. Check with your representative regarding availability in your state. The Policy is offered continuously. Although we do not anticipate discontinuing the offer of the Policy, we reserve the right to do so at any time.

Payment and Deferment
We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest. We will pay the interest from the date of surrender to the date we make payment.

Payment of Dividends
The Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of First Investors Life.

Policy Years and Anniversaries
We measure Policy Years and anniversaries from the date of issue of the Policy, which will generally be the date on which we approve the application. Each Policy Year will commence on the anniversary of the date of issue.

Reinstatement
If the Policy terminates, you may reinstate it within three years of termination. A Policy surrendered for cash or for which the extended term insurance option was in effect may not be reinstated. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) All premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as reduced paid-up insurance or extended term insurance; or

(2) 110% of the increase in Cash Value resulting from reinstatement.

To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide
If the Insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets
We determine the unit value for each Subaccount at the close of business of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in Life Series Funds prospectus.

Processing Transactions
Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day we receive them, if we receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting our requirements. Otherwise, they will be processed as of the next Business Day. To meet our requirements for processing transactions, we may require that you use our forms.

Fees, Charges and Expenses
We describe below the fees and charges that you are required to pay to purchase and maintain the Policy. We guarantee that once you have purchased your Policy, we will not increase the amount of your premium payments except as described under “Optional Insurance Riders” or the charges that we deduct from your premiums. The charges that we deduct from your Subaccount(s) for mortality and expense risks are also guaranteed not to increase (except as described in “The Frequency of Your Payments”).

Transaction Fees
We deduct the fees, charges and expenses listed below from your premiums. The resulting net premium amount is allocated among the Subaccount(s) and the Fixed Account as you have selected.

Premium Charge
We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount less the policy charge and decreases by policy year as shown in the following schedule:

Years	Maximum Premium Charge Percentages
	ISPC-10	ISPC-20	ISPC-65	ISPC-WL
1	33.5% of premium	33.5% of premium	33.5% of premium	33.5% of premium
2-5	11.5% of premium	11.5% of premium	11.5% of premium	10.5% of premium
6 and later	8.5% of premium	8.5% of premium	8.5% of premium	7.5% of premium

The premium charge is intended to cover our sales expenses, premium taxes and other costs and risk associated with the Policy. The premium charge does not correspond to our actual costs in any particular year.

The Policy is distributed exclusively through our general agent, First Investors Corporation (“FIC”). FIC pays its representatives a percentage of the premium on Policies that they sell. FIC representatives generally receive a higher percentage of the first-year premium for selling ISPC-65 than they would receive for selling ISPC-10 or ISPC-20. They also generally receive a higher percentage of the first-year premium for selling ISPC-WL than they do for ISPC-65. On a premium-dollar basis, FIC representatives generally receive a higher first-year commission for selling the ISP Choice options that have a longer premium payment period than they would receive for selling ISP Choice options with shorter premium payment periods.

First Year Charge
We impose a charge in the first Policy Year, which is in addition to other applicable fees and charges at the maximum rate of $5 per $1,000 of the guaranteed insurance amount for our administrative expenses in issuing the Policy.

Annual Policy Charge
We impose a maximum annual charge for our administrative expenses of $85 on ISPC-10, ISPC-20 and ISPC-65 and $65 on ISPC-Whole Life.

Premium Payment Mode
When you pay premiums on other than an annual basis, the premium amount, the annual Policy charge and the first year charge will increase to compensate for our loss of interest and additional billing and collection expenses. A portion of this increase is credited under your Policy to your selected Subaccounts so that we can match our assumptions about your premiums to provide the guaranteed insurance amount of your death benefit.

Increase for Installment Payment of Premiums (as a percentage of an annual payment/charge):

Payment Frequency	% Increase
Annual	0%
Semi-annual	2%
Quarterly	4%
Monthly	5.96%

Transfer Fees
We charge a $10 fee for transfers of the Net Benefit Base in excess of four per Policy Year, including those involving the Fixed Account. See “Transfer of Net Benefit Base” for more information.

Optional Insurance Rider Premiums
We charge an additional premium for each optional insurance rider that you select for your Policy. See the table entitled “Transaction Fees and Other Charges and Expenses” in the “Fee Tables” section of this Prospectus and your Policy for more information on the additional premiums for each optional insurance rider.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex and the net amount of insurance that is at risk. (See "Cash Value -- Cost of Insurance Protection ").

Your premium will also reflect your mortality rating. In short, your premium will be higher if you are rated as having a higher than average mortality risk.

We also deduct a cost of insurance charge from your Cash Value on an annual basis. We guarantee that the cost of insurance rates will not be higher than rates based on the 2001 Commissioners' Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification, which we use to compute the cost of insurance protection for each Policy. Our current minimum and maximum cost of insurance rates, as well as the rate for our representative Policyowner, based on the net amount at risk are:

■           minimum: $.18 per $1,000;

■           maximum (first year): $17.41 per $1,000 for ISPC-10 and ISPC-20, $10.10 per $1,000 for ISPC-65; and $17.41 per $1,000 for ISPC-Whole Life.

■           maximum (life of the Policy): $1000 per $1000 for ISPC-10, ISPC-20, ISPC-65 and ISPC-Whole Life at age 120.

■           standard non-tobacco case: $1.12 per $1,000.

The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

Mortality and Expense Risk Charge
We deduct from the Subaccount assets attributable to your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of 0.5% of the Subaccount assets attributable to your Policy. The mortality risk that we assume is that the Insured will live for a shorter time than we estimated or the guaranteed minimum death benefit will be payable.

Policy Loan Interest
If you have an outstanding Policy loan, we charge interest that accrues daily at an effective annual rate of 6%

compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If you do not pay the interest when it is due, it will be added to the loan amount and we will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge
We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account B. However, in the event that we were to incur such taxes, we reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to your Policy, you bear these charges indirectly. Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.

We begin to accrue and deduct all of the above charges and premiums on a Policy's Issue Date.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which you should consult a qualified tax adviser.

Policy Proceeds
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

■           The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;

■           The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and

■           Transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans
The federal tax treatment of surrenders and loans depends upon whether a Policy is a MEC under Section 7702A of the Code. A MEC is a policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, you should consult with a qualified tax expert before making any change to your policy that might cause it to be treated as a MEC.

Policies that are not MECs
If your Policy is not a MEC, a total surrender of the Policy will subject you to federal income tax on the amount (if any) by which the cash surrender value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). If you elect to receive your payment in installments, depending upon the option selected, you may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all your basis in the Policy has been paid; or on a portion of each payment.

If you make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds your basis in the Policy. In other words, partial surrenders after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of your death benefit to the Cash Value and the age of the Insured at the time of the surrender.

If your Policy is not a MEC, Policy Loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.

If you surrender or exchange your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if you exchange your policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the Cash Value of your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy Loan.

Policies that are MECs
A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a policy that is classified as a MEC are taxed on an "income first" basis. If a policy is a MEC, distributions include not only partial and full surrenders but also Policy Loans. Thus, Policy Loans from a MEC may be taxable. Furthermore, if a policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.

Tax Withholding
Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if you so request in writing, before the payment date. However, in such event, you are subject to any potential tax penalties that may result from our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex and changing nature of these laws, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Tax Relief Unemployment Insurance Reauthorization and Job Creation Act of 2010 (the “Act”), which was enacted on December 17, 2010, provides an exemption to the estate tax of $5 million and a top estate tax rate of 35 percent for deaths that occur through December 31, 2010.  Absent legislation that provides otherwise, as of January 1, 2013, the exemption amount will be reduced to $1 million and the top estate tax rate will be 55 percent.  Also, prior to January 1, 2013, if one spouse does not fully utilize his or her entire $5 million exemption amount, the unused portion can be used by the surviving spouse’s estate.  In addition, an unlimited marital deduction may be available for assets left to a spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.

When the Insured dies, the death benefit payable under a Policy will generally be included in the Insured's estate for purposes of the federal estate tax if (1) the Insured and the Policyowner are the same or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If the Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Act provides an exemption to the GSTT of $5 million and a GSTT tax rate of 35 percent for transfers made through December 31, 2012.  Absent legislation that provides otherwise, as of January 1, 2013, the exemption amount will be reduced to $1 million and the GSTT tax rate will be 55 percent.

Other Tax Issues
We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B and no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and we do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

In order for the Policies to be treated as life insurance for federal income tax purposes, the investments of the Subaccounts of the Separate Account must be “adequately diversified” in accordance with Treasury Department regulations. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, you could be taxed on the earnings of the Subaccount(s) in which you were invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds available under the Policy sell its shares not only to Separate Account B but also to other separate accounts which fund variable life and annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of the Separate Account may cause the Policyowner, rather than us, to be treated as the owner of the assets in the Separate Account for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, we do not believe that the ownership rights of a Policyowner under a Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the policy.

OTHER INFORMATION
VOTING RIGHTS
Because the Funds of the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

■           Shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

■           Shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

■           Shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

REPORTS
At least twice each year, we will send a report to you that contains financial information about the Funds, as required by applicable law. In addition, at least once each year, we will send a statement that gives you financial information about your Policy.

If several members of the same household each own a Policy, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing us.

FINANCIAL STATEMENTS
The financial statements of First Investors Life and Separate Account B are in the Statement of Additional Information.

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2011 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting us at First Investors Life Insurance Company, Raritan Plaza 1, P.O. Box 7836, Edison, New Jersey 08818-7836, calling us toll free at (800) 832-7783 or by visiting our website www.firstinvestors.com. You can review and copy our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 811-04328

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FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2011

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the ISP Choice Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2011, or for policies sold prior to June 30, 2008, the Insured Series Policy Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2011.  Each Prospectus may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Terms used in this SAI have the same meanings as in each Prospectus.

GENERAL DESCRIPTION

First Investors Life Insurance Company. First Investors Life Insurance Company, 110 Wall Street, New York, New York 10005 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Bernard E. Bloom	Director	Director Foresters since 2000; Director Foresters Life Limited since 2000.
Carol Lerner Brown	Secretary	Assistant Secretary FIC since 1989; Secretary FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Richard M. Freeborough	Director
Chairman of the Board Foresters since 2009 and Director Foresters since 2005; Director ResMor Trust Company since 2009; Independent Review Committee Member Acuity Investment Funds since 2007; Chairman of the Board and Director Seniors Money Limited since 2007; Director RGA Life Reinsurance Company of Canada since 2006; Governor University of Guelph since 2005; Director ACE INA Insurance from 2005 to 2010; Director Triad Guaranty Insurance Corporations Canada from 2006 to 2008.

Richard H. Gaebler	Director	Retired since 2000.
Sharon T. Giffen	Director
Senior Vice President and Chief Financial Officer Foresters since 2009; Senior Vice President and Chief Actuary, Vice President Actuarial, Vice President Product Management Foresters from 2000 to 2009.

2

Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006; Corporate Actuary FIL 2005 – 2006.
William M. Lipkus	Vice President, Chief Financial Officer and Treasurer	Chief Financial Officer FIC and FICC since 1997; Vice President FIL since 1996; Chief Financial Officer FIL since 1998; Treasurer FIL since 2008.
Louise H. L. McCormick	Director	Director Foresters since 2005; Director Duncaster, Inc. since 2005; Trustee and Board President Hartford Art School, Inc. since 2005; Director Heska, Inc. since 2000.
George S. Mohacsi	Director	President and Chief Executive Officer Foresters since 2005.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
Christopher H. Pinkerton	Chairman and Director
President and Director FICC since 2011; Chairman, President and Director FIMCO and Administrative Data Management Corp.; Chairman and Director FIL and FIC since 2011; President Foresters US Division since 2008, Chairman Foresters Equity Services since 2007;  Chairman Foresters Financial Partners since 2006; Senior Vice President Foresters North American Sales and Marketing from 2005 to 2007.

David Schimmel	Assistant Vice President	Assistant Vice President FIL since 2006; Manager FIL 2001 – 2006.
John B. Scott	Director	Director Foresters since 2009; Director Trustmark Insurance from 2000 to 2009.
John Shey	Assistant Vice President	Assistant Vice President FIL since May 2006; Actuary FIL 2002 – 2006.
Carol E. Springsteen	President and Director	President and Director FIL since August 2003.

3

Separate Account B.  First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law.  The assets of Separate Account B are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

The assets of Separate Account B are invested at net asset value in shares of the corresponding series (each a “Fund” and collectively “Funds”) of Life Series Funds.  For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on.  The Life Series Funds Prospectus describes the risks attendant to an investment in each Fund of Life Series Funds.  The 11 Funds of Life Series Funds are: Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund, Target Maturity 2015 Fund and Value Fund.

Only ten of the Funds are available through Separate Account B’s Subaccounts.  The one that is not available is: Target Maturity 2015 Fund.

SERVICES

Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B.  We maintain the records and accounts of Separate Account B.

Independent Registered Public Accounting Firm.  Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103, independent registered public accounting firm, has been selected as the independent accountants for Separate Account B.  First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account B, which is set by the Audit Committee of the Board of Directors of First Investors Life.  We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

Underwriter.  First Investors Life and Separate Account B have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 110 Wall Street, New York, New York 10005.  First Investors Life distributes the ISP Choice Policy in a continuous offering.  First Investors Life anticipates continuing to offer the ISP Choice Policy, but reserves the right to discontinue the offering.  New Insured Series Policies are not currently being offered for sale; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.  For the fiscal years ended December 31, 2008, 2009 and 2010, FIC received fees of $635,895, $2,324,322 and $2,857,912 respectively in connection with the distribution of the ISP Choice Policy that commenced on June 30, 2008. For the fiscal years ended

4

December 31, 2008, 2009 and 2010 FIC received fees of $3,405,156, $1,836,419 and $1,447,124 respectively, in connection with the distribution of the Insured Series Policy.

Distribution of Policy.  We sell Policies solely through individuals who, in addition to being licensed insurance agents appointed to sell our products (i.e., who are “First Investors representatives”), are registered representatives of FIC, which is one of our affiliates.  FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.  FIC’s executive offices are located at 110 Wall Street, New York, NY 10005.

Commissions we pay to FIC under the ISP Choice Policy generally will not exceed 60% of the premiums you pay in your policy's first year, and 5% of all other premiums you pay in policy years two and later.  Commissions we pay to FIC under the Insured Series Policy generally will not exceed 31.25% of the first year premium payment and 5% of the premium payments for years two through twelve.  Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  First Investors representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

We offer the ISP Choice Policy for sale in Alabama,  Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.  We do not sell new Insured Series Policies; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.

OTHER INFORMATION

Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department.  We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the New York State Insurance Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or

5

investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Time of Payments.  All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted; (2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

VALUATION INFORMATION

Value of a Unit.  For each Subaccount of Separate Account B, the value of a unit was arbitrarily initially set at $10.00.  The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated.  The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value.  The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)
is a factor representing the charges deducted for mortality and expense risks.  Such factor is equal on an annual basis to 0.50% of the daily net asset value of the applicable Subaccount.  This percentage represents the mortality and expense risk assumed.

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

6

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

7

Financial Statements
as of
December 31, 2010

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) (“Separate Account B”), as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2010 and 2009 for each of the individual sub-accounts which comprise the Separate Account B.   These financial statements are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account B’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account B’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned at December 31, 2010 by correspondence with Separate Account B’s custodian.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account B as of December 31, 2010, and the results of their operations for the year then ended for each of the individual sub-accounts and the changes in their net assets for years ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

                  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

1

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	Cash Management	High Yield	Growth & Income	Discovery

ASSETS
Investments at net asset value (Note 3): First Investors Life Series Fund	$2,151,743	$35,325,536	$114,888,68	$100,097,865

LIABILITIES
Payable to First Investors Life Insurance Company	17,268	279,976	755,661	709,947

NET ASSETS	$2,134,475	$35,045,560	$114,133,020	$99,387,918

Net assets represented by Contracts in accumulation period	$2,134,475	$35,045,560	$114,133,020	$99,387,918

See notes to financial statements.	2

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENT OF ASSETS AND LIABILITIES
(Continued)

December 31, 2010

	Blue Chip	International	Select Growth	Government
ASSETS
Investments at net asset value (Note 3): First Investors Life Series Fund	$69,814,425	$69,035,237	$8,345,929	$4,993,770

LIABILITIES
Payable to First Investors Life Insurance Company	456,034	550,171	123,355	68,974

NET ASSETS	$69,358,391	$68,485,066	$8,222,574	$4,924,796

Net assets represented by Contracts in accumulation period	$69,358,391	$68,485,066	$8,222,574	$4,924,796

See notes to financial statements.	3

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENT OF ASSETS AND LIABILITIES
(Continued)

December 31, 2010

	Investment Grade	Value
ASSETS
Investments at net asset value (Note 3): First Investors Life Series Fund	$9,245,353	$26,414,948

LIABILITIES
Payable to First Investors Life Insurance Company	118,579	246,646

NET ASSETS	$9,126,774	$26,168,302

Net assets represented by Contracts in accumulation period	$9,126,774	$26,168,302

See notes to financial statements.	4

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENT OF OPERATIONS

Year ended December 31, 2010

	Cash Management	High Yield	Growth & Income	Discovery
INVESTMENT INCOME Income: Dividends	$-	$2,539,130	$1,094,092	$716,643

Expenses:
Mortality and expense risks (Note 5)	10,799	168,458	512,730	428,760

NET INVESTMENT INCOME (LOSS)	(10,799)	2,370,672	581,362	287,883

UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
Beginning of year	-	(15,774,538)	(10,298,030)	6,552,382

End of year	-	(14,018,356)	4,588,703	26,947,840

Change in unrealized appreciation (depreciation) on investments	-	1,756,182	14,886,733	20,395,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,799)	$4,126,854	$15,468,095	$20,683,341

See notes to financial statements.	5

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENT OF OPERATIONS
(Continued)

Year ended December 31, 2010

	Blue Chip	International	Select Growth	Government
INVESTMENT INCOME
Income:
Dividends	$1,028,197	$-	$11,997	$182,546

Expenses:
Mortality and expense risks (Note 5)	323,213	317,531	34,357	23,672

NET INVESTMENT INCOME (LOSS)	704,984	(317,531)	(22,360)	158,874

UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
Beginning of year	2,571,169	(6,661,258)	(1,151,180)	69,691
End of year	8,021,502	1,559,094	255,110	100,520

Change in unrealized appreciation (depreciation) on investments	5,450,333	8,220,352	1,406,290	30,829

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,155,317	$7,902,821	$1,383,930	$189,703

See notes to financial statements.	6

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENT OF OPERATIONS
(Continued)

Year ended December 31, 2010

	Investment Grade	Value
INVESTMENT INCOME
Income:
Dividends	$416,532	$484,903

Expenses: Mortality and expense risks (Note 5)	44,175	118,113

NET INVESTMENT INCOME	372,357	366,790

UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS
Beginning of year	(255,710)	607,956
End of year	94,755	3,406,902

Change in unrealized appreciation (depreciation) on investments	350,465	2,798,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$722,822	$3,165,736

See notes to financial statements.	7

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS

Years ended December 31,

	Cash Management		High Yield
	2010	2009	2010	2009
Increase (Decrease) in Net Assets
From Operations
Net investment income (loss)	$(10,799)	$(7,613)	$2,370,672	$2,648,201
Change in unrealized appreciation (depreciation) on investments	-	-	1,756,182	5,834,594

Net increase (decrease) in net assets resulting from operations	(10,799)	(7,613)	4,126,854	8,482,795

From Contract Transactions
Net insurance premiums from contract owners	65,666	47,865	1,158,250	1,229,533
Cost of insurance (Note 5)	(30,792)	(32,176)	(440,704)	(434,753)
Transfers between sub-accounts	44,539	510,744	5,719	(163,482)
Transfers for contract benefits and terminations	(194,685)	(346,886)	(1,970,796)	(1,708,772)

Increase (decrease) in net assets derived from contract transactions	(115,272)	179,547	(1,247,531)	(1,077,474)

Net increase (decrease) in net assets	(126,071)	171,934	2,879,323	7,405,321

Net Assets
Beginning of year	2,260,546	2,088,612	32,166,237	24,760,916

End of year	$2,134,475	$2,260,546	$35,045,560	$32,166,237

See notes to financial statements.	8

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

Years ended December 31,

	Growth & Income		Discovery
	2010	2009	2010	2009
Increase (Decrease) in Net Assets
From Operations
Net investment income (loss)	$581,362	$1,129,644	$287,883	$506,340
Change in unrealized appreciation (depreciation) on investments	14,886,733	20,275,037	20,395,458	18,291,029
Net increase in net assets resulting from operations	15,468,095	21,404,681	20,683,341	18,797,369

From Contract Transactions
Net insurance premiums from contract owners	8,353,360	9,110,284	5,551,882	5,900,577
Cost of insurance (Note 5)	(1,360,525)	(1,310,352)	(1,121,860)	(1,012,151)
Transfers between sub-accounts	(146,803)	(447,622)	(293,927)	(278,370)
Transfers for contract benefits and terminations	(6,704,640)	(5,618,112)	(5,672,618)	(4,334,917)

Increase (decrease) in net assets derived from contract transactions	141,392	1,734,198	(1,536,523)	275,139

Net increase in net assets	15,609,487	23,138,879	19,146,818	19,072,508

Net Assets
Beginning of year	98,523,533	75,384,654	80,241,100	61,168,592

End of year	$114,133,020	$98,523,533	$99,387,918	$80,241,100

See notes to financial statements.	9

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

Years ended December 31,

	Blue Chip		International
	2010	2009	2010	2009
Increase (Decrease) in Net Assets
From Operations
Net investment income (loss)	$704,984	$911,196	$(317,531)	$2,061,927
Change in unrealized appreciation (depreciation) on investments	5,450,333	10,357,600	8,220,352	9,418,387

Net increase in net assets resulting from operations	6,155,317	11,268,796	7,902,821	11,480,314

From Contract Transactions
Net insurance premiums from contract owners	4,029,937	4,610,338	4,320,622	4,644,365
Cost of insurance (Note 5)	(772,428)	(770,677)	(843,766)	(803,544)
Transfers between sub-accounts	(420,068)	(336,102)	(167,055)	(268,417)
Transfers for contract benefits and terminations	(3,806,225)	(3,429,651)	(3,953,287)	(3,178,803)

Increase (decrease) in net assets derived from contract transactions	(968,784)	73,908	(643,486)	393,601

Net increase in net assets	5,186,533	11,342,704	7,259,335	11,873,915

Net Assets
Beginning of year	64,171,858	52,829,154	61,225,731	49,351,816

End of year	$69,358,391	$64,171,858	$68,485,066	$61,225,731

See notes to financial statements.	10

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

Years ended December 31,

	Select Growth		Government
	2010	2009	2010	2009
Increase (Decrease) in Net Assets
From Operations
Net investment income (loss)	$(22,360)	$(26,002)	$158,874	$147,459
Change in unrealized appreciation (depreciation) on investments	1,406,290	569,941	30,829	7,507

Net increase in net assets resulting from operations	1,383,930	543,939	189,703	154,966

From Contract Transactions
Net insurance premiums from contract owners	1,430,013	1,282,003	387,303	291,640
Cost of insurance (Note 5)	(137,005)	(112,847)	(78,044)	(60,485)
Transfers between sub-accounts	33,298	49,995	401,064	409,552
Transfers for contract benefits and terminations	(556,615)	(410,336)	(393,276)	(265,999)

Increase in net assets derived from contract transactions	769,691	808,815	317,047	374,708

Net increase in net assets	2,153,621	1,352,754	506,750	529,674

Net Assets
Beginning of year	6,068,953	4,716,199	4,418,046	3,888,372

End of year	$8,222,574	$6,068,953	$4,924,796	$4,418,046

See notes to financial statements.	11

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

Years ended December 31,

	Investment Grade		Value
	2010	2009	2009	2010
Increase (Decrease) in Net Assets
From Operations
Net investment income (loss)	$372,357	$384,547	$366,790	$477,791
Change in unrealized appreciation (depreciation) on investments	350,465	940,407	2,798,946	3,370,691

Net increase in net assets resulting from operations	722,822	1,324,954	3,165,736	3,848,482

From Contract Transactions
Net insurance premiums from contract owners	681,303	644,821	2,381,666	2,429,495
Cost of insurance (Note 5)	(136,585)	(119,407)	(347,007)	(326,386)
Transfers between sub-accounts	469,663	518,453	73,612	6,804
Transfers for contract benefits and terminations	(715,484)	(522,841)	(1,609,493)	(1,291,037)

Increase in net assets derived from contract transactions	298,897	521,026	498,778	818,876

Net increase in net assets	1,021,719	1,845,980	3,664,514	4,667,358

Net Assets
Beginning of year	8,105,055	6,259,075	22,503,788	17,836,430

End of year	$9,126,774	$8,105,055	$26,168,302	$22,503,788

See notes to financial statements.	12

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

NOTE 1 — ORGANIZATION

First Investors Life Level Premium Variable Life Insurance (“Separate Account B”), a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), is a segregated investment account established by First Investors Life Insurance Company (“FIL”) and exists in accordance with the regulations of the New York State Insurance Department.   Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (the “Fund”), an open-end diversified management investment company registered under the 1940 Act.   The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bear the investment risk that the sub-accounts may not meet their stated investment objectives.   The sub-accounts invest in the following underlying mutual fund portfolios:   Cash Management, High Yield, Growth and Income, Discovery, Blue Chip, International, Select Growth, Government, Investment Grade and Value.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates.

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 9,2011, have been evaluated in the preparation of the financial statements.

INVESTMENTS

Shares of the Funds held by Separate Account B are valued at net asset value per share of such Funds, which value its investment securities at fair value.   All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.

INVESTMENT INCOME

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

NET ASSETS REPRESENTED BY CONTRACTS

The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits.   The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields.   The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

13

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
(Continued)

December 31, 2010

FEDERAL INCOME TAXES

Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code.   Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code.   Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

NOTE 3 — INVESTMENTS

Investments consist of the following as of December 31, 2010:

		Net Asset	Market
	Shares	Value	Value	Cost
First Investors Life Series Fund
Cash Management	2,151,743	$1.00	$2,151,743	$2,151,743
High Yield	5,404,235	6.54	35,325,536	49,343,892
Growth & Income	4,049,604	28.37	114,888,681	110,299,978
Discovery	3,188,632	31.39	100,097,865	73,150,025
Blue Chip	3,333,347	20.94	69,814,425	61,792,923
International	4,132,941	16.70	69,035,237	67,476,143
Select Growth	1,037,135	8.05	8,345,929	8,090,819
Government	482,598	10.35	4,993,770	4,893,250
Investment Grade	861,115	10.74	9,245,353	9,150,598
Value	1,754,399	15.06	26,414,948	23,008,046

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Cash Management	$104,772	$236,821
High Yield	3,713,454	2,556,708
Growth & Income	9,389,930	8,611,074
Discovery	6,246,116	7,382,111
Blue Chip	5,020,222	5,280,383
International	4,411,404	5,226,085
Select Growth	1,469,225	713,239
Government	975,434	491,063
Investment Grade	1,571,335	888,431
Value	2,932,370	2,048,003

14

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
(Continued)

December 31, 2010

Separate Account B utilizes various methods to measure the fair value of its financial instruments on a recurring basis.   Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods.   The three levels of inputs are described below:

Level 1 –  unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.   For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The summary of inputs used to value Separate Account B’s investments as of December 31, 2010 is as follows:

			Level 2
			Other	Level 3
			Significant	Significant
		Level 1	Observable	Unobservable
	Total	Quoted Prices	Inputs	Inputs

Cash Management	$2,151,743	$2,151,743	$-	$-
High Yield	35,325,536	35,325,536	-	-
Growth & Income	114,888,681	114,888,681	-	-
Discovery	100,097,865	100,097,865	-	-
Blue Chip	69,814,425	69,814,425	-	-
International	69,035,237	69,035,237	-	-
Select Growth	8,345,929	8,345,929	-	-
Government	4,993,770	4,993,770	-	-
Investment Grade	9,245,353	9,245,353	-	-
Value	26,414,948	26,414,948	-	-

	$440,313,487	$440,313,487	$-	$-

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2010.

15

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
(Continued)

December 31, 2010

NOTE 4 – CHANGES IN UNITS

The changes in units outstanding for the years ended December 31, 2010 and 2009 were as follows:

	2010			2009
			Net			Net
	Units	Units	Increase	Units	Units	Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Cash Management	29,514	(35,282)	(5,768)	40,689	(32,145)	8,544
High Yield	8,802	(38,116)	(29,314)	8,074	(42,228)	(34,154)
Growth & Income	32,129	(29,195)	2,934	59,811	(24,376)	35,435
Discovery	15,538	(40,743)	(25,205)	33,429	(25,300)	8,129
Blue Chip	24,596	(54,650)	(30,054)	44,200	(44,576)	(376)
International	30,212	(44,099)	(13,887)	45,838	(34,205)	11,633
Select Growth	134,456	(22,858)	111,598	153,623	(14,918)	138,705
Government	25,471	(13,162)	12,309	27,481	(12,585)	14,896
Investment Grade	29,615	(18,473)	11,142	30,318	(11,922)	18,396
Value	48,850	(24,715)	24,135	65,892	(19,700)	46,192

NOTE 5 – MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B.   This deduction is assessed through a reduction of unit values.

A monthly charge is also made to Separate Account B for the cost of insurance protection.   This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units.   For further discussion, see “Cost of Insurance Protection” in the Prospectus.

16

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
(Continued)

December 31, 2010

NOTE 6 — FINANCIAL HIGHLIGHTS TABLE

	Net Assets
				Investment
		Unit		Income	Expense	Total
	Units	Value	(000s)	Ratio1	Ratio2	Return3
Cash Management

December 31,
2010	104,781	$20.543	$2,134	0.00%	0.50%	(0.50%)
2009	110,549	$20.646	$2,261	0.17%	0.50%	(0.33%)
2008	102,005	$20.713	$2,089	1.93%	0.50%	1.52%
2007	72,593	$20.404	$1,468	4.55%	0.50%	4.11%
2006	74,368	$19.599	$1,444	4.16%	0.50%	3.84%

High Yield

December 31,
2010	796,895	$44.337	$35,046	7.52%	0.50%	13.15%
2009	826,209	$39.186	$32,166	9.61%	0.50%	34.48%
2008	860,363	$29.139	$24,761	8.59%	0.50%	(26.23%)
2007	892,020	$39.497	$34,927	7.59%	0.50%	0.56%
2006	921,848	$39.279	$35,905	8.08%	0.50%	9.22%

Growth & Income

December 31,
2010	1,730,713	$66.343	$114,133	1.07%	0.50%	15.61%
2009	1,727,779	$57.385	$98,524	1.85%	0.50%	27.41%
2008	1,692,344	$45.040	$75,385	1.45%	0.50%	(35.54%)
2007	1,679,793	$69.872	$116,581	0.50%	0.50%	1.48%
2006	1,674,881	$68.856	$114,564	0.42%	0.50%	13.78%

Discovery

December 31,
2010	1,487,322	$67.273	$99,388	0.84%	0.50%	25.94%
2009	1,512,527	$53.416	$80,241	1.23%	0.50%	30.11%
2008	1,504,398	$41.054	$61,169	0.43%	0.50%	(33.58%)
2007	1,519,521	$61.810	$93,184	0.17%	0.50%	6.09%
2006	1,528,349	$58.262	$88,462	0.14%	0.50%	21.90%

Blue Chip

December 31,
2010	2,012,571	$34.671	$69,358	1.60%	0.50%	9.67%
2009	2,042,625	$31.615	$64,172	2.14%	0.50%	21.01%
2008	2,043,001	$26.127	$52,829	1.52%	0.50%	(32.42%)
2007	2,070,221	$38.660	$79,419	1.07%	0.50%	3.69%
2006	2,112,924	$37.284	$78,240	0.90%	0.50%	13.92%

17

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
(Continued)

December 31, 2010

	Net Assets
				Investment
		Unit		Income	Expense	Total
	Units	Value	(000s)	Ratio1	Ratio2	Return3
International

December 31,
2010	1,810,907	$38.094	$68,485	0.00%	0.50%	12.89%
2009	1,824,794	$33.746	$61,226	4.42%	0.50%	22.62%
2008	1,813,161	$27.519	$49,352	0.20%	0.50%	(42.18%)
2007	1,826,931	$47.594	$86,291	3.04%	0.50%	20.39%
2006	1,827,350	$39.534	$71,698	0.68%	0.50%	27.15%

Select Growth

December 31,
2010	1,040,864	$8.015	$8,223	0.17%	0.50%	20.50%
2009	929,266	$6.652	$6,069	0.00%	0.50%	9.35%
2008	790,561	$6.083	$4,716	0.16%	0.50%	(41.76%)
2007	677,015	$10.444	$7,011	0.71%	0.50%	10.86%
2006	657,194	$9.421	$6,138	0.54%	0.50%	8.92%

Government

December 31,
2010	188,562	$26.479	$4,925	3.84%	0.50%	4.30%
2009	176,253	$25.388	$4,418	3.94%	0.50%	3.76%
2008	161,357	$24.468	$3,888	3.99%	0.50%	6.40%
2007	137,348	$22.997	$3,126	4.96%	0.50%	6.02%
2006	137,365	$21.691	$2,925	4.99%	0.50%	3.28%

Investment Grade

December 31,
2010	324,768	$28.430	$9,127	4.68%	0.50%	8.72%
2009	313,626	$26.150	$8,105	5.77%	0.50%	20.34%
2008	295,230	$21.731	$6,259	5.36%	0.50%	(12.04%)
2007	283,523	$24.706	$6,878	5.28%	0.50%	4.99%
2006	271,049	$23.530	$6,265	5.50%	0.50%	3.47%

Value

December 31,
2010	1,146,656	$23.033	$26,168	2.06%	0.50%	13.76%
2009	1,122,521	$20.248	$22,504	2.99%	0.50%	20.43%
2008	1,076,329	$16.813	$17,836	1.96%	0.50%	(29.76%)
2007	1,053,843	$23.936	$25,058	1.50%	0.50%	(1.15%)
2006	996,118	$24.215	$23,846	1.58%	0.50%	20.83%

18

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
(Continued)

December 31, 2010

1.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.   These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units.   The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated.   These ratios include only those expenses that result in a direct reduction to unit values.   Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values.   These ratios do not include any expenses assessed through the redemption of units.

19

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY
BALANCE SHEET

ASSETS
	December 31, 2010	December 31, 2009
Investments (note 2):
Available-for-sale securities	$211,576,283	$262,634,603
Held-to-maturity securities	2,540,833	2,399,978
Short term investments	4,790,869	5,903,648
Policy loans	68,640,117	64,114,432

Total investments	287,548,102	335,052,661

Cash	3,043,570	2,035,564
Premiums and other receivables	6,923,467	6,277,624
Accrued investment income	4,862,630	5,096,411
Deferred policy acquisition costs (note 6)	41,436,300	37,820,576
Furniture, fixtures and equipment, at cost, less accumulated
depreciation of $1,128,586 in 2010 and $1,076,858 in 2009	48,327	93,021
Other assets	377,870	409,788
Separate account assets	858,059,574	792,736,645

Total assets	$1,202,299,840	$1,179,522,290

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)	$255,599,846	$214,806,300
Claims and other contract liabilities	10,910,198	11,845,842
Accounts payable and accrued liabilities	4,043,742	4,231,529
Payable for securities purchased	151,209	--
Deferred Federal income taxes (note 7)	7,851,000	5,914,000
Separate account liabilities	858,059,574	792,736,645

Total liabilities	1,136,615,569	1,029,534,316

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
issued and outstanding 534,350 shares	2,538,163	2,538,163
Additional paid in capital	6,496,180	6,496,180
Accumulated other comprehensive income (note 2)	4,166,000	2,702,000
Retained earnings	52,483,928	138,251,631

Total stockholder's equity	65,684,271	149,987,974

Total liabilities and stockholder's equity	$1,202,299,840	$1,179,522,290

See accompanying notes to financial statements.

FIRST INVESTORS LIFE INSURANCE COMPANY
STATEMENT OF INCOME

	Year Ended December 31, 2010	Year Ended December 31,2009	Year Ended December 31,2008

REVENUES
Policyholder fees	$19,920,593	$18,539,073	$20,669,633
Premiums	15,953,070	12,440,260	11,563,053
Investment income (note 2)	16,207,172	16,735,874	17,268,657
Realized gain (loss) on investments	7,289,334	(2,124,934)	(6,064,091)
Other income	464,386	746,676	891,248

Total income	59,834,555	46,336,949	44,328,500

BENEFITS AND EXPENSES
Benefits and increases in contract liabilities	17,052,796	10,887,459	9,680,933
Dividends to policyholders	762,433	736,104	991,297
Amortization of deferred acquisition costs (note 6)	4,535,005	1,218,916	8,914,048
Commissions and general expenses	14,065,024	14,259,565	16,728,051
Total benefits and expenses	36,415,258	27,102,044	36,314,329

Income before Federal income tax	23,419,297	19,234,905	8,014,171

Federal income tax (note 7):
Current	5,003,000	4,486,000	4,311,000
Deferred	1,184,000	2,280,000	(1,523,000)

	6,187,000	6,766,000	2,788,000

Net Income	$17,232,297	$12,468,905	$5,226,171

Income per share, based on 534,350 shares outstanding	$32.25	$23.33	$9.78

See accompanying notes to financial statements.

FIRST INVESTORS LIFE INSURANCE COMPANY
STATEMENT OF STOCKHOLDER'S EQUITY

	Year Ended December 31,2009	Year Ended December 31, 2008	Year Ended December 31,2010

Balance at beginning of year	$149,987,974	$136,076,069	$140,387,898
Net income	17,232,297	12,468,905	5,226,171
Other comprehensive income
Increase (decrease) in unrealized holding gains on available-for-sale securities	1,464,000	10,143,000	(7,538,000)
Comprehensive income (loss)	18,696,297	22,611,905	(2,311,829)
Dividends Paid	(103,000,000)	(8,700.000)	(2,000,000)

Balance at end of year	$65,684,271	$149,987,974	$136,076,069

STATEMENT OF CASH FLOWS

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31,2008
Increase (decrease) in cash:
Cash flows from operating activities:
Policyholder fees received	$19,501,574	$19,083,483	$21,046,129
Premiums received	16,131,337	11,985,168	10,440,845
Amounts received on policyholder accounts	66,256,908	50,925,944	47,916,700
Investment income received	17,695,158	17,268,897	17,689,962
Other receipts	230,496	336,475	411,947
Benefits and contract liabilities paid	(43,932,436)	(48,277,349)	(50,117,234)
Commissions and general expenses paid	(28,218,729)	(23,472,740)	(27,108,378)

Net cash provided by operating activities	47,664,308	27,849,878	20,279,971

Cash flows from investing activities:
Proceeds from sale of investment securities	187,138,555	175,170,176	173,975,184
Purchase of investment securities	(126,679,862)	(194,377,573)	(190,723,419)
Purchase of furniture, equipment and other assets	(7,034)	(3,790)	(100,506)
Net increase in policy loans	(4,525,685)	(2,004,988)	(1,687,689)

Net cash provided by (used for) investing activities	55,925,974	(21,216,175)	(18,536,430)

Cash flows from financing activities:
Dividends paid	(102,582,276)	(8,700,000)	(2,000,000)

Net cash used for financing activities	102,582,276)	(8,700,000)	(2,000,000)

Net increase (decrease) in cash	1,008,006	(2,066,297)	(256,459)

Cash
Beginning of year	2,035,564	4,101,861	4,358,320
End of year	$3,043,570	$2,035,564	$4,101,861

The Company paid Federal income taxes of $6,046,000 in 2010, $2,733,000 in 2009 and $5,526,000 in 2008.

See accompanying notes to financial statements.

FIRST INVESTORS LIFE INSURANCE COMPANY
STATEMENT OF CASH FLOWS

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008

Reconciliation of net income to net cash provided by operating activities:

Net income	$17,232,297	$12,468,905	$5,226,171

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	83,646	114,948	113,636
Amortization of deferred policy acquisition costs	4,535,005	1,218,916	8,914,048
Realized investment (gains) losses	(7,289,334)	2,124,934	6,064,091
Amortization of premiums and discounts on investments	1,254,205	813,155	662,657
Deferred Federal income taxes	1,184,000	2,280,000	(1,523,000)
Other items not requiring cash - net	129,199	36,403	24,411

(Increase) decrease in:
Premiums and other receivables, net	(663,877)	1,520,361	(1,651,072)
Accrued investment income	233,781	(280,132)	(241,352)
Deferred policy acquisition costs, exclusive of amortization	(8,704,729)	(7,056,871)	(3,888,541)
Other assets	--	(1,951)	(130,218)

Increase (decrease) in:
Policyholder account balances	40,793,546	14,713,409	7,763,293
Claims and other contract liabilities	(935,644)	(960,663)	(568,898)
Accounts payable and accrued liabilities	(187,787)	858,464	(485,255)

	$47,664,308	$27,849,878	$20,279,971

See accompanying notes to financial statements.

FIRST INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

Note 1 — Basis of Financial Statements

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

        (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;
        (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;
        (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;
        (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;
        (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

Note 2 — Other Significant Accounting Practices

(a) Accounting Estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period.Actual results could differ from those estimates.

(b) Depreciation.  Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

(c) Investments.  Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

Held-to-Maturity Securities
Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

Available-For-Sale Securities
Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

Short term investments are reported at market value which approximates cost.

Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

	Year Ended December 31,2010	Year Ended December 31, 2009	Year Ended December 31,2008

Interest on fixed maturities	$12,679,583	$13,451,617	$13,221,034
Interest on short term investments	19,106	38,539	393,143
Dividends on preferred stock	--	--	498,260
Interest on policy loans	4,049,495	3,780,707	3,761,330

Total investment income	16,748,184	17,270,863	17,873,767
Investment expense	541,012	534,989	605,110

Net investment income	$16,207,172	$16,735,874	$17,268,657

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (Continued)

    The amortized cost and estimated market values of investments at December 31, 2010 and 2009 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
Available-For-Sale Securities
December 31, 2010
U.S. Treasury Securities and obligations
of U.S. Government Corporations and Agencies	$28,360,345	$1,055,874	$34,579	$29,381,640
Debt Securities issued by States of the U.S.	21,919,439	100,227	889,947	21,129,719
Corporate Debt Securities	153,679,499	8,467,035	1,081,610	161,064,924
	$203,959,283	$9,623,136	$2,006,136	$211,576,283

December 31, 2009
U.S. Treasury Securities and obligations
of U.S. Government Corporations and Agencies	$78,191,518	$935,758	$186,536	$78,940,740
Debt Securities issued by States of the U.S.	6,593,845	132,695	--	6,726,540
Corporate Debt Securities	173,003,220	6,395,610	2,431,507	176,967,323
	$257,788,583	$7,464,063	$2,618,043	$262,634,603

    At December 31, 2010 and 2009, Unrealized Gains (Losses) on Available-For-Sale Securities of $4,166,000 and $2,702,000, net of applicable deferred income taxes and amortization of deferred acquisition cost is included as accumulated other comprehensive income in Stockholder’s Equity.  The change in the Unrealized Gains (Losses) of $1,464,000, $10,143,000 and ($7,538,000) net of deferred income taxes (benefit) and amortization of deferred acquisition costs of $1,307,000, $8,285,000 and ($6,078,000) for 2010, 2009 and 2008, respectively is reported as other comprehensive income in the Statement of Stockholder’s Equity.

Held-To-Maturity Securities
December 31, 2010
U.S. Treasury Securities and obligations
of U.S. Government Corporations and Agencies*	$2,540,833	$--	$40,837	$2,499,996
	$2,540,833	$--	$40,837	$2,499,996
December 31,2009
U.S. Treasury Securities and obligations
of U.S. Government Corporations and Agencies*	$2,399,978	$--	$199,461	$2,200,517
	$2,399,978	$--	$199,461	$2,200,517

* These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (Continued)

The amortized cost and estimated market value of debt securities at December 31, 2010, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Held to Maturity		Available For Sale
	Amortized Cost	Estimated Market Value	Amortized Cost	Estimated Market Value
Due in one year or less	$—	$—	$8,390,030	$8,595,950
Due after one year through five years	—	—	34,823,647	36,854,527
Due after five years through ten years	2,540,833	2,499,996	119,097,983	125,169,193
Due after ten years	—	—	41,647,623	40,956,613
	$2,540,833	$2,499,996	$203,959,283	$211,576,283

    Proceeds from sales of investments in fixed maturities were $186,553,704, $168,297,467 and $167,085,232 in 2010, 2009 and 2008, respectively.  Gross gains of $7,532,336 and gross losses of $243,963 were realized on those sales in 2010.  Gross gains of $3,884,570 and gross losses of $6,009,504 were realized on those sales in 2009.  Gross gains of $815,814 and gross losses of $6,891,791 were realized on those sales in 2008.  During 2008, the Company determined that $2,495,767 of unrealized losses were other than temporarily impaired on available-for-sale securities.

    (d) Recognition of Revenue, Policyholder Account Balances and Policy Benefits

Traditional Ordinary Life and Health

    Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.  Contract benefit claims are charged to expense in the period that the claims are incurred.

Universal Life and Variable Life

Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

    Policyholder account balances on universal life consist of the premiums received plus credited interest ranging from 4 ½ percent to 5 percent, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances.  The value of policyholder accounts on variable life is included in separate account liabilities as discussed below.

Annuities

    Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

    (e) Separate Accounts.  Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.  The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate assets with an equivalent summary total reported for liabilities.  Amounts assessed against the contractholders for mortality, administrative and other services are included in policyholder benefits in the Statement of Income.

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (Continued)

    (f) Minimum Guarantees. The Company issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder (1) total deposits made to the contract less any partial withdrawals and (2) the account balance on a specified anniversary date adjusted for deposits less partial withdrawals since the specified anniversary date. This guarantee includes benefits that are payable in the event of death.

    (g) Business Risks and Uncertainties. The development of liabilities for future policy benefits for the Company’s products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense, persistency and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, lapse, expense, persistency and investment assumptions. Actual results could differ materially from these estimates. Management monitors actual experience and, if circumstances warrant, revises its assumptions and related future policy benefit estimates. The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s balance sheet.

    (h) Comprehensive Income. Comprehensive income includes net income and unrealized gains and losses on available-for-sale securities and is presented in the Statement of Stockholder’s Equity. Accumulated other comprehensive income is a component of stockholder’s equity and consists of unrealized gains and losses on available-for-sale securities.

    (i) Subsequent Events. In September 2010, First Investors Consolidated Corporation (“FICC”), the parent of the Company, entered into an agreement with The Independent Order of Foresters (“Foresters”), a Fraternal Benefit Society in Canada under which Foresters will acquire 100% of the outstanding stock of FICC after the spin-off of certain subsidiaries which are primarily engaged in banking and real estate. The transaction closed on January 19, 2011. On January 18, 2011, FICC spun-off the banking and real estate subsidiaries, which were not part of the sales, in a taxable exchange.

Note 3 — Fair Value of Financial Instruments

    The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. Short-term investments are carried primarily at amortized cost. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

    The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values ofliabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

    The Company utilizes various methods to measure the fair value of its financial instruments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are described below.

    Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

    Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

    Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (Continued)

    The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.
    The summary of inputs used to value the Company’s assets that are carried at fair value as of December 31, 2010 and 2009 is as follows:
	2010
	Total	Level 1	Level 2	Level 3
Available-for-sale securities	$211,576,283	$--	$211,576,283	$--
Held-to-maturity securities	2,540,833	--	2,540,833	--
Short-term investments	4,790,869	--	4,790,869	--
Separate account assets (2)	858,059,574	858,059,574	--	--
Total assets accounted for at fair value	$1,076,967,559	$858,059,574	$218,907,985	$--

	2009
	Total	Level 1	Level 2	Level 3
Available-for-sale securities	$262,634,603	$--	$262,634,603	$--
Held-to-maturity securities	2,399,978	--	2,399,978	--
Short-term investments (1)	5,356,725	--	5,356,725	--
Separate account assets (2)	792,736,645	792,736,645	--	--
Total assets accounted for at fair value	$1,063,127,951	$792,736,645	$270,391,306	$--

(1)– Excludes an investment in an affiliate, which is carried at equity.
(2)– The total value of separate account liabilities is set to equal the fair value of the separate account assets.
There were no transfers between Level 1 and Level 2 during the years ended December 31, 2010 and 2009.

Note 4 — Retirement Plans

    The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The profit sharing plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service.  For the years ended December 31, 2010, 2009 and 2008, the Company charged operations approximately $103,000, $13,000 and $200,000 respectively for its portion of the contribution.

    In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees.  Contributions to this plan were not material.

Note 5 — Commitments and Contingent Liabilities

    The Company has agreements with affiliates and non-affiliates as follows:

    (a) The Company's maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 53%, 42% and 41% of its net life insurance in force at December 31, 2010, 2009 and 2008. The Company also had assumed reinsurance amounting to approximately 0%, 19% and 18% of its net life insurance in force at the respective year-ends. None of these transactions had any material effect on the Company's operating results.
    (b) The Company and certain affiliates share office space, data processing facilities and management personnel.  Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing facilities and time allocated to management.  During the years ended December 31, 2010, 2009 and 2008, the Company paid approximately $2,748,000, $2,763,000 and $2,965,000, respectively, for these services.  In addition, the Company reimbursed an affiliate approximately $6,681,000 in 2010, $5,262,000 in 2009,and $4,173,000 in 2008 for commissions relating to the sale of its products.
    The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent.  The balance in this account was approximately $348,000 at December 31, 2010 and $611,000 at December 31, 2009.

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (Continued)

    (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

Note 6 — Adjustments Made to Statutory Accounting Practices

    Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2010, 2009 and 2008 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

	Net Income Year Ended December 31			Capital Shares and Surplus at December 31
	2010	2009	2008	2010	2009	2008

Reported on a statutory basis	$10,064,626	$9,737,351	$8,756,781	$28,474,789	$120,027,241	$119,664,009

Adjustments:
Deferred policy acquisition costs (b)	4,169,724	5,837,955	(5,025,507)	41,436,300	37,820,576	35,041,621
Future policy benefits (a)	(2,300,058)	20,842	2,515,737	(4,135,245)	(1,835,187)	(1,856,029)
Deferred income taxes	(1,184,000)	(2,280,000)	1,523,000	(9,879,000)	(8,778,000)	(1,388,000)
Premiums due and deferred (e)	1,444,020	(424,701)	(341,440)	(2,318,864)	(3,762,884)	(3,338,183)
Non-admitted assets	—	—	—	531,346	611,329	710,249
Asset valuation reserve	—	—	—	1,146,121	1,058,899	609,872
Interest maintenance reserve	12,811	383,372	177,105	2,811,824	—	—
Gross unrealized holding gains (losses) on available-for-sale securities	—	—	—	7,617,000	4,846,000	(13,367,470)
Net realized capital gains (losses)	7,369,149	(1,165,926)	(3,568,324)	—	—	—
Other	(2,343,975)	360,012	1,188,819	—	—	—
	7,167,671	2,731,554	(3,530,610)	37,209,482	29,960,733	16,412,060

In accordance with generally accepted
accounting principles	$17,232,297	$12,468,905	$12,910,322	$65,684,271	$149,987,974	$136,076,069

Per share, based on 534,350 shares
outstanding	$32.25	$23.33	$24.16	$122.92	$280.69	$254.66

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (Continued)

    The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

    (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

Distribution of Liabilities* Basis of Assumptions
2010	2009	Years of Issue	Interest	Mortality Table	Withdrawal
Non-par:
$691,384	$727,512	1962-1967	4½%	1955-60 Basic Select plus Ultimate	Linton B
2,830,733	3,010,708	1968-1988	5½%	1955-60 Basic Select plus Ultimate	Linton B
294,671	447,722	1984-1988	7½%	85% of 1965-70 Basic Select	Modified
				plus Ultimate	Linton B
265,680	252,982	1989-2008	7½%	1975-80 Basic Select plus Ultimate	Linton B
2,348	2,114	1989-2008	7½%	1975-80 Basic Select plus Ultimate	Actual
9,468	10,342	1989-2008	8%	1975-80 Basic Select plus Ultimate	Actual
71,958,984	66,642,190	1985-Present	4-4½%	Accumulation of Funds	—
2,126,971	-	2009-2010	4½%	Percentage of 2001 Valuation Basic
				Table Select plus Ultimate	Actual
Par:
134,698	131,790	1966-1967	4½%	1955-60 Basic Select plus Ultimate	Linton A
11,106,610	11,368,630	1968-1988	5½%	1955-60 Basic Select plus Ultimate	Linton A
1,048,260	1,030,598	1981-1984	7¼%	90% of 1965-70 Basic Select
				plus Ultimate	Linton B
4,821,818	5,037,591	1983-1988	9½%	80% of 1965-70 Basic Select
				plus Ultimate	Linton B
30,489,037	30,113,927	1990-2008	8%	66% of 1975-80 Basic Select
				plus Ultimate	Linton B
Annuities:
44,691,178	20,551,136	1976-Present	4-4¼%	Accumulation of Funds	—
5,855,510	1,578,892	2009-Present	4-4½%	95% A2000 Basic Table with Projection
				Scale G	—
Miscellaneous:
80,747,677	74,123,093	1962-Present	2½%-5¼%	1958-CSO/1980-CSO/2001-CSO	None

*  The above amounts are before deduction of deferred premiums of $1,475,181 in 2010 and $1,801,819 in 2009.

    (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. The assumptions used in the estimation of future gross profits are based on the Company’s current best estimate of future events and are reviewed annually by the Company. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $4,535,005 in 2010, $1,218,916 in 2009 and $8,914,048 in 2008 was charged to operations.

    (c) Participating business represented 2.0% and 1.8% of individual life insurance in force at December 31, 2010 and 2009, respectively.

    The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

    The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

    (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $19,440,447, $110,992,899 and $110,629,667 at December 31, 2010, 2009 and 2008, respectively.

    (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (Continued)

Note 7 — Federal Income Taxes

    The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.  Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state and local income tax returns for all open tax years (2007 – 2009) or expected to be taken on the Company’s 2010 tax return.

    Retained earnings at December 31, 2010 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

    Deferred tax liabilities (assets) are comprised of the following:

	2010	2009
Deferred Tax Assets:
Policyholder dividend provision	$(242,740)	$(247,182)
Non-qualified agents' pension plan reserve	(153,598)	(24,913)
Future policy benefits	(3,574,691)	(2,615,829)
Write down of securities	--	(873,518)
Other	(508,918)	(453,226)
Total Deferred Tax Assets	(4,479,947)	(4,214,668)

Deferred Tax Liabilities:
Deferred policy acquisition costs	10,111,374	8,651,834
Bond discount	73,573	83,834
Unrealized holding gains on Available-For-Sale Securities	2,146,000	1,393,000
Total Deferred Tax Liabilities	12,330,947	10,128,668

Net Deferred Tax (Assets) Liabilities	$7,851,000	$5,914,000

Note 8 — Variable Annuity Contracts

    The Company maintains traditional variable annuity contracts through its separate accounts, for which investment income (gains and losses of these accounts) accrues directly to, and investment risk is borne by, the contractholder. The Company provides a guarantee to benefit the related contractholder or GMDB. The GMDB provides a specified minimum return upon death. The Company offers two primary GMDB types:

-	Return of premium – provides the greater of account value or total deposits made to the contract less any partial withdrawals.
-	Reset – provides the greater of a return of premium death benefit or the anniversary (the seventh year) account value adjusted for withdrawals.

    As of December 31, 2010 and 2009 the net amount of risk on the above GMDB was approximately $4.5 million and $13.0 million; respectively. The net amount at risk is calculated on a seriatim basis and represents the greater of the respective guaranteed benefit less the account value. The account balance of contracts with guarantees were invested in fixed income ($116 million in 2010; $122 million in 2009), equity ($277 million in 2010; $269 million in 2009) and money market($10 million in 2010; $8 million in 2009) mutual funds.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)

PART C:  OTHER INFORMATION

Item 26.	Exhibits

	(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account B. /1/
	(b)	Not applicable.
	(c)	Underwriting Agreements or Distribution Contracts:
(1) Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance (Separate Account B) and First Investors Corporation. /4/
	(d)	Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /2/
	(e)	Form of application used with Policies. /2/
	(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(2) By-laws of First Investors Life Insurance Company. /1/
	(g)	Not applicable.
	(h)	Not applicable.
	(i)	Not applicable.
	(j)	Not applicable.
	(k)	Opinion and consent of counsel. /3/
	(l)	Opinion of John Shey, F.S.A, M.A.A.A, Assistant Vice President and actuary to First Investors Life Insurance Company regarding illustrations. /2/
	(m)	Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus.
	(n)	Consent of Independent Certified Public Accountants. /4/
	(o)	Not applicable.
	(p)	Not applicable.
	(q)	The Registrant claims an exemption pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act with respect to all procedures disclosed in this Registration Statement.
	(r)	Powers of Attorney for Signatories. /3//4/

/1/	Incorporated herein by reference to Post Effective Amendment No. 17 to the Registrant’s Registration Statement on Form S-6 filed on May 19, 1997.
/2/	Incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-6 filed on February 22, 2008.
/3/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-6 (File No. 333-149362) filed on June 10, 2008.
/4/	Filed herewith.

Item 27.	Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 110 Wall Street, New York, New York 10005):

Name and Principal Business Address	Position and Office with First Investors Life Insurance Company

Bernard E. Bloom	Director

Carol Lerner Brown	Secretary

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon	Senior Vice President and Comptroller
Raritan Plaza 1
Edison, NJ 08837

Richard M. Freeborough	Director

Richard H. Gaebler	Director

Sharon T. Giffen	Director

Jason Helbraun	Assistant Vice President

William M. Lipkus	Vice President, Chief Financial Officer and
Raritan Plaza 1	Treasurer
Edison, NJ 08837

Louise H. L. McCormick	Director

George S. Mohacsi	Director

Glen Mueller	Vice President and Chief Underwriter
Raritan Plaza 1
Edison, NJ 08837

Christopher H. Pinkerton	Chairman and Director

David Schimmel	Assistant Vice President
Raritan Plaza 1
Edison, NJ 08837

John B. Scott	Director

John Shey	Assistant Vice President

	Carol E. Springsteen	President and Director

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company.  First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company.  Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.
First Investors Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.
First Investors Management Company, Inc. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.
FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons other than FICC and persons controlled by FICC that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

Item 29.	Indemnification

Article XIV of the By-Laws of First Investors Life Insurance Company provides as follows:

"To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily occurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.	Principal Underwriters

(a)	First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Modified Single Premium Variable (Separate Account E)

(b)
The following persons are the officers and directors of First Investors Corporation:
(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 110 Wall Street, New York, New York 10005.)

Name and Principal Business Address	Position and Office with First Investors Corporation
Carol Lerner Brown	Assistant Secretary
Anne Condon	Vice President

Robert J. Grosso	Chief Compliance Officer
Larry R. Lavoie	Secretary and Director
William M. Lipkus	Chief Financial Officer, Treasurer and Director
Frederick Miller	Senior Vice President
Christopher H. Pinkerton	Chairman and Director
Elizabeth Reilly	Vice President
Mark Segal	Assistant Vice President
Matthew Smith	Vice President
Marjorie Solowey	Vice President
Jay Stainsby	Assistant Secretary
William J. Vogt	Assistant Vice President
(c)	Not Applicable.

Item 31.	Location of Accounts and Records
The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance  Company at its office at 110 Wall Street,  New York, New York 10005; at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.	Management Services
Not applicable.
Item 33.	Fee Representation

Registrant hereby makes the following undertakings:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.
First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies.  First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policies includes innovative features; and the regulatory standards for exemptive relief under the 1940 Act used prior to October 1996, including the range of industry practice.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

   As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 3 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus and Falcon), on the 25th day of April, 2011.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B) (Registrant)

	BY:	FIRST INVESTORS LIFE INSURANCE COMPANY
/s/ (Depositor) (On behalf of the Registrant and itself)

	By:	/s/ Carol E. Springsteen Carol E. Springsteen President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

/s/ Carol E. Springsteen	President and Director	April 21, 2011
Carol E. Springsteen
/s/ William M. Lipkus	Vice President, Treasurer	April 21, 2011
William M. Lipkus	and Chief Financial Officer

/s/ Lawrence M. Falcon	Senior Vice President and	April 21, 2011
Lawrence M. Falcon	Comptroller

/s/ William H. Drinkwater	Senior Vice President and	April 25, 2011
William H. Drinkwater	Chief Actuary

/s/ Bernard E. Bloom*	Director	April 21, 2011
Bernard E. Bloom

/s/ Richard M. Freeborough*	Director	April 21, 2011
Richard M. Freeborough

/s/ Richard H. Gaebler*	Director	April 21, 2011
Richard H. Gaebler

/s/ Sharon T. Giffin*	Director	April 21, 2011
Sharon T. Giffin

/s/ Louise H. L. McCormick*	Director	April 21, 2011
Louise H. L. McCormick

/s/ George S. Mohacsi*	Director	April 21, 2011
George S. Mohacsi

/s/ Christopher H. Pinkerton*	Chairman and Director	April 21, 2011
Christopher H. Pinkerton

/s/ John B. Scott*	Director	April 21, 2011
John B. Scott

* By: /s/ Carol E. Springsteen	April 21, 2011
Carol E. Springsteen (Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit Number	Description

(c)(1)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance (Separate Account B) and First Investors Corporation

(n)	Consent of Independent Certified Public Accountants

(r)	Powers of Attorney for Certain Signatories